UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2009

THE AMACORE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27889	59-3206480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Maitland Promenade 1, 485 North Keller Road, Suite 450
Maitland, Florida 32751
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (407)-805-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As previously reported in the 10-K of The Amacore Group, Inc. (the Company) for the year ended December 31, 2008 as filed with the SEC on March 31, 2009, the Company’s wholly-owned subsidiary, Zurvita, Inc. (“Zurvita”) initiated an action, Case No. DC-08-01101-K, on January 30, 2008, in an attempt to clarify its rights to engage in business with Mark Jarvis and various other individuals.   The action, Mark Jarvis and Zurvita, Inc. v. AmeriPlan Corp. v. Allen Masters v. The Amacore Group, Inc., Patty Duke, Rusty Duke, Gail Weitl and Rick Weitl (the “Action”), was filed in the 192nd Judicial District Court of Dallas County Texas.  Mr. Jarvis was a former employee of AmeriPlan Corporation (“AmeriPlan”) who, along with certain others that were formerly associated with AmeriPlan, left AmeriPlan to work at Zurvita.  AmeriPlan responded to the Action by asserting certain counterclaims against Zurvita, Mr. Jarvis and others that were formerly associated with AmeriPlan.  The counterclaims included:  breach of contract, breach of fiduciary duties, breach of duty of loyalty, tortuous interference with contractual relations, misappropriation of confidential information, conversion, unfair competition, and conspiracy.  In response to the counterclaims, the Company, on behalf of Zurvita and its employees, asserted numerous affirmative defenses to the claims.

On July 9, 2009, the Company entered into a Mutual Compromise Settlement Agreement and General Release of Claims (the “Settlement Agreement”) with AmeriPlan, Zurvita, TransMark Financial Services, Inc. and Mark Jarvis.  Pursuant to the Settlement Agreement and in consideration for the dismissal of all claims and counterclaims of the Action, the Company and Zurvita agreed to pay AmeriPlan the sum of $1,150,000.  In addition, Zurvita agreed to issue a promissory note to AmeriPlan in the principal amount of $600,000 bearing interest at a rate of 7.5% per annum, payable in 24 monthly installments of $26,999.76 beginning on July 1, 2009 and each month thereafter until paid in full (the “Note”), with the first payment being made on July 9, 2009.  In connection with the issuance of the Note, the Company entered into a Guaranty Agreement, pursuant to which the Company guaranteed the payment of the Note by Zurvita.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following documents are filed as exhibits to this report:

4.1	Promissory Note of Zurvita, Inc. dated July 9, 2009 (filed herewith)
4.2	Guaranty Agreement dated July 9, 2009 (filed herewith)
10.16	Mutual Compromise Settlement Agreement and General Release of Claims dated July 9, 2009 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

July 14, 2009	By:	/s/ Jay Shafer
Jay Shafer
Chief Executive Officer and Director

EXHIBIT INDEX

4.1	Promissory Note of Zurvita, Inc. dated July 9, 2009 (filed herewith)
4.2	Guaranty Agreement dated July 9, 2009 (filed herewith)
10.16	Mutual Compromise Settlement Agreement and General Release of Claims dated July 9, 2009 (filed herewith)